UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21484
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	James S. Hamman, Jr., Secretary,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2007
DATE OF REPORTING PERIOD: November 1, 2006 through April 30, 2007

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for
your serious money™

Calamos Strategic Total Return Fund (CSQ)

Semiannual Report April 30, 2007

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
CALAMOS INVESTMENTS offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

Letter to Shareholders	1

Economic and Market Review	3

Investment Team Interview	4

Schedule of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes In Net Assets	18

Notes to Financial Statements	19

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

About Closed-End Funds	29

Leverage	30

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	31

The Calamos Investments Advantage	32

Calamos Closed-End Funds	33
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Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six months ended April 30, 2007. As always, we value the opportunity to communicate with you and encourage you to review these materials with care. You’ll find share price and NAV performance information, commentary about the Fund and markets, portfolio allocations, as well as a complete listing of holdings and financial highlights.
As you’ll learn in this report, the Fund posted a solid gain for the period and continued to provide a stable monthly dividend to shareholders. We believe the Fund’s performance—both during the period and since its inception—speaks to the value of dynamically blending securities from different asset classes to pursue returns and manage risk.
This year marks an important milestone for us—30 years of helping investors achieve their long-term goals. When I look back to 1977, in many ways, it was a very different world. Personal computers were years away from being standard office equipment, and we still did calculations with pencils, paper and French curves. The Dow Jones Industrial Average was trading well below the 13,000 close it achieved in April. In fact, it was trading below 1,000! Without the benefit of today’s technologies, we were less connected to other countries and markets.
Although much has changed since 1977, the core values that guided Calamos Investments then continue to inform each decision we make today. We place you, our shareholders, first. We recognize the assets you entrust with us are the result of hard work and carefully thought-out choices. We regard the management of your assets as both a responsibility and an honor—one which we welcome with the utmost dedication.
We continue to believe strongly in the value of teamwork. Each Calamos fund is managed by a team of investment professionals. In our view, teams maximize individual talent and the best ideas emerge from an environment of collaboration. As we have grown, we have continued to strengthen our team by adding new and talented associates. I’m pleased to announce that during these past six months, this growth has continued with the addition of seasoned fixed-income and cash management investment professionals to our ranks.
Thirty years ago, innovative and entrepreneurial spirit served to set us apart. Then, we were using convertible securities—which were little understood—to maximize return potential while managing risk. Throughout our history, we have continually challenged ourselves to understand and maximize the potential of the evolving marketplace—indeed, the world. We believe that globalization has given rise to truly exciting opportunities for growth and progress, and believe that this fund is well positioned to participate in the dynamic global marketplace.

Letter to Shareholders	Strategic Total Return Fund SEMIANNUAL REPORT	1

Letter to Shareholders
We view the long-term results we achieve for you as the most important measure of our success. Consistent with this, we seek to invest ahead of events rather than chase performance, and always keep a close eye on understanding and managing risk. As we have for 30 years, we view this focus on risk management—on protecting your principal over the long-term—as a key differentiator of our investment process.
If you have any questions about your portfolio, please contact your financial advisor, or, contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time.
We thank you for your trust and look forward to helping you achieve your financial goals in the years to come.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

2	Strategic Total Return Fund SEMIANNUAL REPORT	Letter to Shareholders

Economic and Market Review
For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Individual Investors” button.
For the six months ended April 30, 2007, the major markets marched ahead. Gains were earned against a backdrop of continued global economic growth and corporate profitability —and towards the end of the period, an increase in volatility in the equity markets. In the first quarter, Alan Greenspan’s comments about the potential for a recession in the United States roiled markets around the globe. The slide of the U.S. sub-prime mortgage market and the deflation of the housing bubble further unsettled investors.
As the period came to a close, indications of a change in leadership in the equity and convertible markets may have begun to emerge. Concerns over weaker economic growth prompted investors to reassess the risks in the market and, specifically, the prices they have paid for the securities they own. In 2006 and during the first months of 2007, the market rewarded stocks with more cyclical long-term earnings growth prospects, particularly in the United States. After the market correction in February, however, investors began to favor quality companies with stable growth prospects. Echoing these trends, higher quality convertible securities outperformed during the final portion of the reporting period.
The high-yield market benefited from strong issuance, particularly in 2007; and defaults have remained near record lows. Unlike the equity markets, which experienced considerable volatility throughout the period, the high-yield market climbed at a fairly steady pace. Lower-quality credits outperformed the higher tiers of the high-yield universe for the period. Credit spreads remained narrow, particularly in the CCC segment of the market.
Convertible securities continued to offer investors compelling opportunities. Issuance remained strong, particularly in 2007, and valuations continued to improve. For the six-month period overall, investors rewarded lower-quality convertible securities most; speculative-grade issues outperformed investment-grade issues. From a sector perspective, cyclical and value-oriented companies outperformed growth sectors. However, as in the equity markets, indications emerged that the tide may be turning away from cyclical and lower-quality issues. After the February market correction, investors began to return their attention to higher-quality, growth-oriented convertibles.
We believe the economy is sound and a recession is not imminent. While gas prices have increased again, core inflation is in an acceptable range. Under Chairman Bernanke, the Fed has done a good job of managing the economy and has sufficient room to move rates either up or down. On the whole, consumers have access to credit. Productivity and labor trends remain positive. Despite higher prices at the gas pump, consumer trends are strong, with good gains in wage growth supporting consumer spending. Earnings growth seems likely to drop from double-digit levels in 2006, but we believe this is simply a return to more normal levels. Merger-and-acquisition activity and stock buy-backs also further the case that corporate America appears to be on solid ground.
Although the housing market remains a source of apprehension for many, it is important to remember the strength of the economy is due to its diversification, productivity gains, inflation containment and global reach. For example, since the 1980s, the U.S. economy has experienced rolling recessions in various sectors (including agriculture, commodities, banking, information technology)—while avoiding a significant overall decline.
History has shown that even during periods of economic slowdown, the markets may offer considerable upside potential. This has held true during the semiannual period. Looking forward, we believe many opportunities exist for long-term investors, across asset classes. With its broad diversification among stocks, corporate bonds and convertibles, Calamos Strategic Total Return Fund is well positioned, in our view, to pursue income and total return.
This report is presented for informational purposes and should not be considered investment advice.

Economic and Market Review	Strategic Total Return Fund SEMIANNUAL REPORT	3

Investment Team Interview
In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discuss the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2007.
TOTAL RETURN*
Common Shares — Inception 03/26/04

	6		Since
	Months	1 Year	Inception**
On Share Price	7.77%	20.51%	8.36%
On NAV	9.62	15.66	12.47

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception.
Q. How did the Fund perform over the reporting period?
A. Calamos Strategic Total Return Fund (CSQ) posted strong gains over the semiannual period. Its underlying portfolio (as represented by net asset value, or NAV) returned 9.62% for the six-month period, outpacing the all-equity S&P 500 Index,1 up 8.60%. On a market price basis, the Fund returned 7.77%.
The Fund continued to provide shareholders with a steady level of income. Throughout the period, the Fund delivered a stable monthly distribution of $0.0975 per share.
DISTRIBUTION HISTORY (LATEST 12 MONTHS)

Date Paid	Per Share
April	$0.0975
March	0.0975
February	0.0975
January	0.0975	‡
December	0.0975
November	0.0975
October	0.0975
September	0.0975
August	0.0975
July	0.0975
June	0.0975
May	0.0975

‡	Includes $0.0604 in net realized short-term capital gains and $0.0371 in net investment income.
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. Before you discuss the performance of the Fund in greater detail, can you provide an overview of its strategy?
A. The Fund offers investors a defensive approach to equity participation and an attractive monthly distribution. In pursuit of capital gains and income, the Fund opportunistically combines equities, convertible bonds and higher-yielding corporate securities. By dynamically investing across asset classes, the Fund seeks to manage risk and enhance return through full market cycles. In effect, the Fund seeks to participate in long-term upward trends of the equity markets but with the added benefit—and potential downside protection—of a stable monthly distribution.
Q. How is the Fund positioned?
A. As of the close of the period, common stocks represented approximately 47% of total investments, convertible securities represented approximately 28% and corporate bonds represented approximately 25%.
Given our view that the economy has entered a period of mid-cycle slowdown, we’ve focused on traditional growth sectors, such as financials, consumer discretionary and health care. We’re seeking companies with steady prospects for earnings growth, good cash

4	Strategic Total Return Fund SEMIANNUAL REPORT	Investment Team Interview

Investment Team Interview
flow, high return on invested capital, capable management and sound business strategies. In contrast, we are avoiding more cyclical areas of the market, where earnings growth prospects are entirely dependent on commodity prices or the health of the economy.
Overall, we are favoring higher quality credits within the convertible and corporate bond segments of the portfolio, investing very selectively in the more speculative tiers of the credit universe. Also, within the Fund’s convertible stake, we are emphasizing issues with a greater degree of equity sensitivity.
Q. What factors helped performance?
A. The Fund’s advance was broad based, fuelled by positive returns across all market sectors. Security selection in consumer discretionary was particularly helpful, with holdings in the media and auto industries among the notable leaders. Consumer staples were another strong area for the Fund. Here, soft drink and packaged foods companies did especially well.
On an asset class level, the stock, convertible and corporate bond allocations of the portfolio all contributed positively to performance, with equities and convertibles leading. Additionally, within the convertible stake, a bias toward equity sensitive issues proved advantageous as the stock market advanced rapidly.
SECTOR ALLOCATION

Financials	20.5%
Consumer Discretionary	19.8
Health Care	12.4
Energy	9.2
Consumer Staples	8.6
Information Technology	8.1
Telecommunication Services	7.8
Industrials	6.8
Materials	3.1
Utilities	2.8
Sector allocations are based on net assets and may vary over time.
Q. What factors hindered performance?
A. Security selection in the energy sector detracted from relative performance. Here, we favored companies with better prospects for sustainable growth, such as service-oriented names. While these holdings posted good gains in absolute terms, the strongest performers in the index were companies whose earnings prospects are more dependent on commodity prices and the economy. We believe that in a period of mid-cycle slowdown, there may be considerably more downside than upside in the most commodity-driven names. Selection in the materials sector also hindered relative performance.
Within our corporate and convertible bond stakes, a quality bias tempered relative performance. We believe, however, that a quality emphasis is more appropriate in a period of mid-cycle slowdown. For us, a higher coupon or income stream cannot make up for a default.
Q. How did your leverage strategy influence performance over the period?
A. Our leverage activities enhanced the returns to the Fund’s common shareholders. (See “Leverage” for more information). Leverage strategies typically involve borrowing at very short-term rates and investing the proceeds at long-term rates of return. As short-term rates rise, the cost of borrowing increases, which may make leverage strategies less profitable. During the period, short-term and long-term rates generally held steady.

Investment Team Interview	Strategic Total Return Fund SEMIANNUAL REPORT	5

Investment Team Interview
However, we have been able to mitigate the influence of rate increases through our use of interest rate swaps. We had locked in a majority of the cost of leverage earlier in the interest rate cycle, when rates were lower. (For more on the Fund’s use of leverage and interest rate swaps, see the section “Leverage.”)
Additionally, is important to note that the Fund is a total-return oriented offering, with investments in a broader pool of securities than funds with a pure income focus. We continued to find attractive opportunities—across asset classes—with returns that more than offset the cost of our borrowing activities.
QUALITY ALLOCATION

Weighted Average Credit Quality	BB	+
AAA	2.9%
AA	3.3
A	11.6
BBB	15.2
BB	27.2
B	24.7
CCC or below	8.1
Not Rated	7.0
Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities and cash.
Q. As of the close of the period, the Fund was trading at a modest discount of 6.69%. In your opinion, how should investors evaluate this discount?
A. In the first four months of 2007, many new closed-end funds were brought to market, changing the supply/demand trends in the closed-end market. In our view, these short-term factors contributed to the discount. For long-term investors, this discount may be viewed as an opportunity to invest in an established portfolio with demonstrated track record, at a “value” price. We believe that the Fund’s NAV returns and steady distributions—over both the reporting period and longer time periods—speak to the value of the Fund within an overall asset allocation.
Q. What is your outlook for the Fund?
A. We’re optimistic about the prospects of the Fund. As we noted in the Economic and Market Review, we believe that a great deal of long-term potential exists across asset classes—even during a period of mid-cycle slowdown. With its opportunistic blend of equities, convertible bonds and corporate bonds, the Fund may serve as a compelling portfolio cornerstone.
Good corporate profitability and global economic growth—along with merger-and-acquisition activity—are among the factors which should continue to provide support for stocks. Within the equity market, we believe that traditional, higher quality growth companies offer the most compelling prospects.
We believe that the inclusion of convertible securities in the Fund will continue to benefit shareholders. As we noted, convertible securities tend to benefit from rising equity markets and volatility. Higher volatility tends to increase the value of the bond’s conversion feature. Although valuations have improved, our research shows that the convertible market still offers attractively valued securities. We remain most interested in convertibles that offer a higher degree of equity sensitivity.
The health of corporate America should continue to provide support for financially sound high-yield issuers. However, given that the economy is slowing, we believe that the most speculative high-yield securities merit particular caution. Consistent with our view that the U.S. economy has entered a period of mid-cycle slowdown, we’re continuing to emphasize investment grade issues and issues from the higher tiers of

6	Strategic Total Return Fund SEMIANNUAL REPORT	Investment Team Interview

Investment Team Interview
the high-yield universe, while avoiding truly distressed issues. A great deal of credit has been extended during the past few years, and investors seem to be complacent in owning virtually any corporate debt; this is underscored by historically tight spreads in the CCC rated segment of the debt market. We believe a more prudent approach is the better course.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

Investment Team Interview	Strategic Total Return Fund SEMIANNUAL REPORT	7

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (36.0%)
		Consumer Discretionary (12.0%)
$4,518,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	$4,630,950
10,261,000		Beazer Homes USA, Inc. 8.375%, 04/15/12	10,235,348
4,518,000		Boyd Gaming Corp.^ 7.750%, 12/15/12	4,721,310
8,358,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	8,859,480
14,006,000		EchoStar DBS Corp. 7.125%, 02/01/16	14,653,778
5,874,000	GBP	EMI Group, PLC 8.250%, 05/20/08	12,157,356
18,976,000		Expedia, Inc.^ 7.456%, 08/15/18	19,935,256
8,133,000		GameStop Corp. 8.000%, 10/01/12	8,712,476
13,554,000		General Motors Corp.^ 7.200%, 01/15/11	12,977,955
18,072,000		Goodyear Tire & Rubber Company^ 7.857%, 08/15/11	18,998,190
7,681,000		Group 1 Automotive, Inc. 8.250%, 08/15/13	7,988,240
15,362,000		Hanes Brands, Inc.*‡ 8.735%, 12/15/14	15,861,265
8,133,000		Hovnanian Enterprises, Inc.^ 7.750%, 05/15/13	7,604,355
8,133,000		Idearc, Inc.* 8.000%, 11/15/16	8,519,318
3,795,000		Jarden Corp. 7.500%, 05/01/17	3,904,106
2,930,000		Kellwood Company 7.625%, 10/15/17	2,731,082
6,777,000		Landry’s Restaurants, Inc. 7.500%, 12/15/14	6,777,000
4,518,000		Liberty Media Corp.^ 8.250%, 02/01/30	4,551,650
10,392,000		Linens ’n Things, Inc.^‡ 10.981%, 01/15/14	9,833,430
		Mandalay Resort Group^
13,143,000		10.250%, 08/01/07	13,340,145
5,874,000		7.625%, 07/15/13	5,903,370
11,747,000		Meritage Corp. 7.000%, 05/01/14	11,365,223
5,422,000		NCL Holding, ASA 10.625%, 07/15/14	5,422,000
4,518,000		Oxford Industries, Inc. 8.875%, 06/01/11	4,710,015
		Pinnacle Entertainment, Inc.
8,133,000		8.250%, 03/15/12	8,397,323
4,649,000		8.750%, 10/01/13^	4,927,940
11,747,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	11,691,260
17,169,000		Service Corp. International 6.750%, 04/01/16	16,954,387
13,554,000		Standard Pacific Corp.^ 9.250%, 04/15/12	13,282,920
1,988,000		Station Casinos, Inc. 6.875%, 03/01/16	1,878,660
4,518,000		Vail Resorts, Inc. 6.750%, 02/15/14	4,585,770
		Warner Music Group
16,717,000		7.375%, 04/15/14	16,131,905
2,259,000	GBP	8.125%, 04/15/14	4,506,029
1,988,000		Wynn Las Vegas, LLC^ 6.625%, 12/01/14	2,002,910

			308,752,402

		Consumer Staples (2.3%)
1,807,000		Alimentation Couche-Tard Inc. 7.500%, 12/15/13	1,874,763
7,681,000		Central Garden & Pet Company 9.125%, 02/01/13	8,045,847
13,328,000		Chiquita Brands International, Inc.^ 7.500%, 11/01/14	12,261,760
10,392,000		Del Monte Foods Company 8.625%, 12/15/12	10,963,560
9,940,000		NBTY, Inc. 7.125%, 10/01/15	10,113,950
		Pilgrim’s Pride Corp.
10,843,000		8.375%, 05/01/17^	11,032,752
5,422,000		7.625%, 05/01/15	5,516,885

			59,809,517

		Energy (5.2%)
10,843,000		Arch Western Finance, LLC 6.750%, 07/01/13	10,815,892
		Chesapeake Energy Corp.
6,325,000		6.875%, 01/15/16	6,467,313
3,614,000		7.500%, 06/15/14	3,803,735
3,827,000		Comstock Resources, Inc. 6.875%, 03/01/12	3,760,028
13,374,000		Giant Industries, Inc. 8.000%, 05/15/14	14,042,700
4,518,000		Houston Exploration Company 7.000%, 06/15/13	4,563,180
6,325,000		Mariner Energy, Inc.^ 8.000%, 05/15/17	6,396,156
4,518,000		Petrohawk Energy Corp. 7.125%, 04/01/12	4,495,410
		Petróleo Brasileiro, SA
14,910,000		9.125%, 07/02/13	17,631,075
14,006,000		8.375%, 12/10/18	16,947,260
1,807,000		Premcor Refining Group, Inc. 7.500%, 06/15/15	1,866,727
4,518,000		Superior Energy Services, Inc. 6.875%, 06/01/14	4,608,360
See accompanying Notes to Schedule of Investments.

8	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

$10,234,000		Swift Energy Company^ 9.375%, 05/01/12	$10,745,700
6,822,000		Whiting Petroleum Corp. 7.250%, 05/01/12	6,736,725
18,072,000		Williams Companies, Inc. 7.750%, 06/15/31	19,562,940

			132,443,201

		Financials (3.7%)
		Dow Jones & Company, Inc.*^
18,072,000		7.500%, 06/29/12	17,992,483
18,072,000		6.750%, 06/29/12	18,026,820
		E*TRADE Financial Corp.
17,494,000		7.375%, 09/15/13	18,346,833
12,063,000		7.875%, 12/01/15	13,073,276
3,072,000		8.000%, 06/15/11	3,244,800
13,554,000		Leucadia National Corp. 7.000%, 08/15/13	13,655,655
9,488,000		Senior Housing Properties Trust 8.625%, 01/15/12	10,413,080

			94,752,947

		Health Care (2.7%)
4,518,000		Ameripath, Inc.^ 10.500%, 04/01/13	4,941,562
2,711,000		Angiotech Pharmaceuticals, Inc.^ 7.750%, 04/01/14	2,514,453
4,518,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	4,704,367
1,988,000		DaVita, Inc.^ 7.250%, 03/15/15	2,042,670
		HCA, Inc.*
3,163,000		9.125%, 11/15/14^	3,423,947
1,355,000		9.250%, 11/15/16	1,480,338
9,940,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	10,213,350
15,994,000		Tenet Healthcare Corp. 9.250%, 02/01/15	16,073,970
11,747,000		Valeant Pharmaceuticals International 7.000%, 12/15/11	11,453,325
12,199,000		Vanguard Health Systems, Inc.^ 9.000%, 10/01/14	12,702,209

			69,550,191

		Industrials (2.6%)
6,009,000		American Airlines, Inc.^ 7.250%, 02/05/09	6,114,157
2,711,000		Armor Holdings, Inc. 8.250%, 08/15/13	2,860,105
2,033,000		Belden CDT, Inc.* 7.000%, 03/15/17	2,089,399
14,910,000		CNH Global, NV 9.250%, 08/01/11	15,748,687
1,807,000		FTI Consulting, Inc.^ 7.625%, 06/15/13	1,874,763
4,518,000		Gardner Denver, Inc. 8.000%, 05/01/13	4,811,670
4,093,000		H&E Equipment Service, Inc. 8.375%, 07/15/16	4,461,370
3,393,000		Manitowoc Company, Inc. 10.500%, 08/01/12	3,622,028
4,518,000		Sequa Corp. 8.875%, 04/01/08	4,664,835
5,196,000		Trinity Industries, Inc. 6.500%, 03/15/14	5,196,000
4,518,000		WESCO International, Inc. 7.500%, 10/15/17	4,653,540
4,518,000		Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	4,563,180
4,970,000		Williams Scotsman International, Inc.^ 8.500%, 10/01/15	5,293,050

			65,952,784

		Information Technology (2.0%)
16,512,000		Advanced Micro Devices, Inc.^ 7.750%, 11/01/12	16,264,320
1,988,000		Avago Technologies^ 11.875%, 12/01/15	2,281,230
7,681,000		Celestica, Inc.^ 7.875%, 07/01/11	7,604,190
15,362,000		Freescale Semiconductor, Inc.* 8.875%, 12/15/14	15,458,013
9,488,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	10,223,320

			51,831,073

		Materials (2.7%)
2,711,000		Century Aluminum Company^ 7.500%, 08/15/14	2,816,051
7,889,000		Freeport-McMoRan Copper & Gold, Inc.^ 10.125%, 02/01/10	8,288,420
1,988,000		Gibraltar Industries, Inc. 8.000%, 12/01/15	2,012,850
		Ineos Group Holdings, PLC*
12,199,000	EUR	7.875%, 02/15/16	15,773,371
2,259,000		8.500%, 02/15/16^	2,196,877
9,036,000		IPSCO, Inc. 8.750%, 06/01/13	9,712,516
2,711,000		P.H. Glatfelter Company 7.125%, 05/01/16	2,741,499
		Union Carbide Corp.
9,895,000		7.875%, 04/01/23^	10,593,587
7,816,000		7.500%, 06/01/25	8,029,377
6,642,000		Westlake Chemical Corp. 6.625%, 01/15/16	6,492,555

			68,657,103

		Telecommunication Services (1.8%)
11,747,000		Alamosa Holdings, Inc.^ 8.500%, 01/31/12	12,398,865
See accompanying Notes to Schedule of Investments.

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	9

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

$1,536,000		Citizens Communications Company 9.000%, 08/15/31	$1,693,440
8,133,000		Leap Wireless International, Inc.^* 9.375%, 11/01/14	8,722,643
4,093,000		Qwest Communications International, Inc.^ 7.750%, 02/15/31	4,174,860
4,518,000		Sprint Nextel Corp. 11.000%, 07/31/10	4,812,397
4,518,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	4,450,230
8,133,000		Windstream Corp. 8.625%, 08/01/16	8,966,632

			45,219,067

		Utilities (1.0%)
10,843,000		Edison International 7.730%, 06/15/09	11,439,365
16,265,000		TXU Corp. 6.500%, 11/15/24	14,157,284

			25,596,649

		TOTAL CORPORATE BONDS
		(Cost $907,509,281)	922,564,934

CONVERTIBLE BONDS (14.0%)
		Consumer Discretionary (4.9%)
7,000,000		General Motors Corp. 6.250%, 07/15/33	6,437,200
21,500,000		Interpublic Group of Companies, Inc.*‡ 5.705%, 06/15/09	26,919,225
5,680,000		Liberty Media Corp. (CBS Corp.) 3.250%, 03/15/31	4,899,000
16,500,000	GBP	Punch Taverns Redwood Jersey Company Ltd. 5.000%, 12/14/10	43,956,654
		United Auto Group, Inc.
2,931,000		3.500%, 04/01/26*	3,117,851
1,345,000		3.500%, 04/01/26	1,430,744
32,000,000		Walt Disney Company^ 2.125%, 04/15/23	39,280,000

			126,040,674

		Financials (1.7%)
7,000,000		Host Hotels & Resorts, Inc.*^ 2.625%, 04/15/27	6,746,250
34,000,000		Prudential Financial, Inc.‡ 2.600%, 11/15/35	36,233,120

			42,979,370

		Industrials (2.7%)
32,750,000		L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	35,574,687
16,000,000		Lockheed Martin Corp.‡ 5.110%, 08/15/33	21,911,520
7,500,000		Quanta Services, Inc.^ 3.750%, 04/30/26	10,425,000

			67,911,207

		Information Technology (1.8%)
17,000,000		Electronic Data Systems Corp.^ 3.875%, 07/15/23	17,765,000
18,880,000		Linear Technology Corp.*^ 3.000%, 05/01/27	19,517,200
8,000,000		Mentor Graphics Corp.* 6.250%, 03/01/26	9,790,000

			47,072,200

		Utilities (2.9%)
20,000,000		CenterPoint Energy, Inc. 3.750%, 05/15/23	33,525,000
5,750,000	EUR	International Power, PLC 3.250%, 07/20/13	10,567,093
8,750,000	GBP	Scottish & Southern Energy, PLC 3.750%, 10/29/09	29,534,561

			73,626,654

		TOTAL CONVERTIBLE BONDS
		(Cost $320,127,062)	357,630,105

SYNTHETIC CONVERTIBLE SECURITIES (4.5%)
Corporate Bonds (3.8%)
		Consumer Discretionary (1.3%)
482,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	494,050
1,094,000		Beazer Homes USA, Inc. 8.375%, 04/15/12	1,091,265
482,000		Boyd Gaming Corp.^ 7.750%, 12/15/12	503,690
892,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	945,520
1,494,000		EchoStar DBS Corp. 7.125%, 02/01/16	1,563,097
626,000	GBP	EMI Group, PLC 8.250%, 05/20/08	1,295,626
2,024,000		Expedia, Inc.^ 7.456%, 08/15/18	2,126,315
867,000		GameStop Corp. 8.000%, 10/01/12	928,774
1,446,000		General Motors Corp.^ 7.200%, 01/15/11	1,384,545
1,928,000		Goodyear Tire & Rubber Company^ 7.857%, 08/15/11	2,026,810
819,000		Group 1 Automotive, Inc. 8.250%, 08/15/13	851,760
1,638,000		Hanes Brands, Inc.*‡ 8.735%, 12/15/14	1,691,235
867,000		Hovnanian Enterprises, Inc.^ 7.750%, 05/15/13	810,645
867,000		Idearc, Inc.* 8.000%, 11/15/16	908,183
405,000		Jarden Corp. 7.500%, 05/01/17	416,644
See accompanying Notes to Schedule of Investments.

10	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

$313,000		Kellwood Company 7.625%, 10/15/17	$291,750
723,000		Landry’s Restaurants, Inc. 7.500%, 12/15/14	723,000
482,000		Liberty Media Corp.^ 8.250%, 02/01/30	485,590
1,108,000		Linens ’n Things, Inc.^‡ 10.981%, 01/15/14	1,048,445
		Mandalay Resort Group^
1,402,000		10.250%, 08/01/07	1,423,030
626,000		7.625%, 07/15/13	629,130
1,253,000		Meritage Corp. 7.000%, 05/01/14	1,212,277
578,000		NCL Holding, ASA 10.625%, 07/15/14	578,000
482,000		Oxford Industries, Inc. 8.875%, 06/01/11	502,485
		Pinnacle Entertainment, Inc.
867,000		8.250%, 03/15/12	895,178
496,000		8.750%, 10/01/13^	525,760
1,253,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	1,247,055
1,831,000		Service Corp. International 6.750%, 04/01/16	1,808,112
1,446,000		Standard Pacific Corp.^ 9.250%, 04/15/12	1,417,080
212,000		Station Casinos, Inc. 6.875%, 03/01/16	200,340
482,000		Vail Resorts, Inc. 6.750%, 02/15/14	489,230
		Warner Music Group
1,783,000		7.375%, 04/15/14	1,720,595
241,000	GBP	8.125%, 04/15/14	480,723
212,000		Wynn Las Vegas, LLC^ 6.625%, 12/01/14	213,590

			32,929,529

		Consumer Staples (0.2%)
193,000		Alimentation Couche-Tard Inc. 7.500%, 12/15/13	200,238
819,000		Central Garden & Pet Company 9.125%, 02/01/13	857,902
1,422,000		Chiquita Brands International, Inc.^ 7.500%, 11/01/14	1,308,240
1,108,000		Del Monte Foods Company 8.625%, 12/15/12	1,168,940
1,060,000		NBTY, Inc. 7.125%, 10/01/15	1,078,550
		Pilgrim’s Pride Corp.
1,157,000		8.375%, 05/01/17^	1,177,247
578,000		7.625%, 05/01/15	588,115

			6,379,232

		Energy (0.5%)
1,157,000		Arch Western Finance, LLC 6.750%, 07/01/13	1,154,107
		Chesapeake Energy Corp.
675,000		6.875%, 01/15/16	690,188
386,000		7.500%, 06/15/14	406,265
408,000		Comstock Resources, Inc. 6.875%, 03/01/12	400,860
1,426,000		Giant Industries, Inc. 8.000%, 05/15/14	1,497,300
482,000		Houston Exploration Company 7.000%, 06/15/13	486,820
675,000		Mariner Energy, Inc.^ 8.000%, 05/15/17	682,594
482,000		Petrohawk Energy Corp. 7.125%, 04/01/12	479,590
		Petróleo Brasileiro, SA
1,590,000		9.125%, 07/02/13	1,880,175
1,494,000		8.375%, 12/10/18	1,807,740
193,000		Premcor Refining Group, Inc. 7.500%, 06/15/15	199,379
482,000		Superior Energy Services, Inc. 6.875%, 06/01/14	491,640
1,091,000		Swift Energy Company^ 9.375%, 05/01/12	1,145,550
728,000		Whiting Petroleum Corp. 7.250%, 05/01/12	718,900
1,928,000		Williams Companies, Inc. 7.750%, 06/15/31	2,087,060

			14,128,168

		Financials (0.4%)
		Dow Jones & Company, Inc.*^
1,928,000		7.500%, 06/29/12	1,919,517
1,928,000		6.750%, 06/29/12	1,923,180
		E*TRADE Financial Corp.
1,866,000		7.375%, 09/15/13	1,956,968
1,287,000		7.875%, 12/01/15	1,394,786
328,000		8.000%, 06/15/11	346,450
1,446,000		Leucadia National Corp. 7.000%, 08/15/13	1,456,845
1,012,000		Senior Housing Properties Trust 8.625%, 01/15/12	1,110,670

			10,108,416

		Health Care (0.3%)
482,000		Ameripath, Inc.^ 10.500%, 04/01/13	527,187
289,000		Angiotech Pharmaceuticals, Inc.^ 7.750%, 04/01/14	268,048
482,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	501,882
212,000		DaVita, Inc.^ 7.250%, 03/15/15	217,830
See accompanying Notes to Schedule of Investments.

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	11

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		HCA, Inc.*
$337,000		9.125%, 11/15/14^	$364,803
145,000		9.250%, 11/15/16	158,413
1,060,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	1,089,150
1,706,000		Tenet Healthcare Corp. 9.250%, 02/01/15	1,714,530
1,253,000		Valeant Pharmaceuticals International 7.000%, 12/15/11	1,221,675
1,301,000		Vanguard Health Systems, Inc.^ 9.000%, 10/01/14	1,354,666

			7,418,184

		Industrials (0.3%)
641,000		American Airlines, Inc.^ 7.250%, 02/05/09	652,218
289,000		Armor Holdings, Inc. 8.250%, 08/15/13	304,895
217,000		Belden CDT, Inc.* 7.000%, 03/15/17	223,020
1,590,000		CNH Global, NV 9.250%, 08/01/11	1,679,437
193,000		FTI Consulting, Inc.^ 7.625%, 06/15/13	200,238
482,000		Gardner Denver, Inc. 8.000%, 05/01/13	513,330
437,000		H&E Equipment Service, Inc. 8.375%, 07/15/16	476,330
362,000		Manitowoc Company, Inc. 10.500%, 08/01/12	386,435
482,000		Sequa Corp. 8.875%, 04/01/08	497,665
554,000		Trinity Industries, Inc. 6.500%, 03/15/14	554,000
482,000		WESCO International, Inc. 7.500%, 10/15/17	496,460
482,000		Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	486,820
530,000		Williams Scotsman International, Inc.^ 8.500%, 10/01/15	564,450

			7,035,298

		Information Technology (0.2%)
1,761,000		Advanced Micro Devices, Inc.^ 7.750%, 11/01/12	1,734,585
212,000		Avago Technologies^ 11.875%, 12/01/15	243,270
819,000		Celestica, Inc.^ 7.875%, 07/01/11	810,810
1,638,000		Freescale Semiconductor, Inc.* 8.875%, 12/15/14	1,648,237
1,012,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	1,090,430

			5,527,332

		Materials (0.3%)
289,000		Century Aluminum Company^ 7.500%, 08/15/14	300,199
841,000		Freeport-McMoRan Copper & Gold, Inc.^ 10.125%, 02/01/10	883,580
212,000		Gibraltar Industries, Inc. 8.000%, 12/01/15	214,650
		Ineos Group Holdings, PLC*
1,301,000	EUR	7.875%, 02/15/16	1,682,200
241,000		8.500%, 02/15/16^	234,372
964,000		IPSCO, Inc. 8.750%, 06/01/13	1,036,174
289,000		P.H. Glatfelter Company 7.125%, 05/01/16	292,251
		Union Carbide Corp.
1,055,000		7.875%, 04/01/23^	1,129,483
834,000		7.500%, 06/01/25	856,768
708,000		Westlake Chemical Corp. 6.625%, 01/15/16	692,070

			7,321,747

		Telecommunication Services (0.2%)
1,253,000		Alamosa Holdings, Inc.^ 8.500%, 01/31/12	1,322,531
164,000		Citizens Communications Company 9.000%, 08/15/31	180,810
867,000		Leap Wireless International, Inc.^* 9.375%, 11/01/14	929,858
437,000		Qwest Communications International, Inc.^ 7.750%, 02/15/31	445,740
482,000		Sprint Nextel Corp. 11.000%, 07/31/10	513,408
482,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	474,770
867,000		Windstream Corp. 8.625%, 08/01/16	955,867

			4,822,984

		Utilities (0.1%)
1,157,000		Edison International 7.730%, 06/15/09	1,220,635
1,735,000		TXU Corp. 6.500%, 11/15/24	1,510,168

			2,730,803

		TOTAL CORPORATE BONDS	98,401,693

NUMBER OF
CONTRACTS		VALUE

Options (0.7%)
	Consumer Discretionary (0.3%)
3,375	Comcast Corp.# Call, 01/17/09, Strike $28.37	1,231,875
310	Garmin, Ltd.# Call, 01/19/09, Strike $55.00	375,100
See accompanying Notes to Schedule of Investments.

12	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

1,450	Harley-Davidson, Inc.# Call, 01/17/09, Strike $70.00	$906,250
	Nike, Inc.#
1,120	Call, 01/17/09, Strike $55.00	733,600
1,120	Call, 01/17/09, Strike $50.00	1,052,800
1,100	Omnicom Group, Inc.# Call, 01/17/09, Strike $100.00	1,782,000

		6,081,625

	Consumer Staples (0.0%)
1,250	Kroger Company# Call, 01/17/09, Strike $30.00	456,250

	Energy (0.0%)
330	Schlumberger N.V. (Schlumberger Ltd.)# Call, 01/17/09, Strike $80.00	348,150

	Financials (0.1%)
1,150	Charles Schwab Corp.# Call, 01/19/08, Strike $17.50	330,625
55	Chicago Mercantile Exchange Holdings, Inc.# Call, 01/19/08, Strike $510.00	317,075
650	E*TRADE Financial Corp.# Call, 01/19/08, Strike $25.00	102,375
	Goldman Sachs Group, Inc.#
265	Call, 01/17/09, Strike $195.00	1,336,925
110	Call, 01/17/09, Strike $220.00	396,000
360	Lehman Brothers Holdings, Inc.# Call, 01/19/08, Strike $75.00	302,400
380	Merrill Lynch & Company, Inc.# Call, 01/19/08, Strike $85.00	423,700

		3,209,100

	Health Care (0.0%)
215	Allergan, Inc.# Call, 01/19/08, Strike $110.00	402,050

	Industrials (0.1%)
1,400	General Dynamics Corp.# Call, 01/17/09, Strike $75.00	1,799,000

	Information Technology (0.2%)
2,100	Apple Computer, Inc.# Call, 01/19/08, Strike $90.00	3,843,000
820	Hewlett-Packard Company# Call, 01/19/08, Strike $40.00	434,600
800	Motorola, Inc.# Call, 01/19/08, Strike $22.50	30,000

		4,307,600

	Telecommunication Services (0.0%)
380	America Movil, S.A. de C.V.# Call, 01/17/09, Strike $50.00	418,000
230	NII Holdings, Inc.# Call, 01/17/09, Strike $80.00	342,700

		760,700

	TOTAL OPTIONS	17,364,475

TOTAL SYNTHETIC CONVERTIBLE SECURITIES
(Cost $116,214,985)	$115,766,168

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (19.3%)
		Consumer Discretionary (4.3%)
2,652,400		Ford Motor Company Capital Trust II 6.500%	94,955,920
14,788		Stanley Works‡ 6.975%	15,873,069

			110,828,989

		Energy (1.2%)
110,000		Chesapeake Energy Corp. 6.250%	30,635,000

		Financials (10.5%)
1,600,000		Citigroup, Inc. (Genworth Financial, Inc.)‡¥ 5.683%	54,000,000
27,600		Fortis Insurance, N.V. (Assurant, Inc.)*¥ 7.750%	40,168,792
725,000		Lazard, Ltd. 6.625%	33,538,500
1,950,000		Lehman Brothers Holdings, Inc. (General Mills, Inc.)¥ 6.250%	54,990,000
460,000		Merrill Lynch & Company, Inc. (Nuveen Investments, Inc.)¥ 6.750%	20,843,750
1,400,000		MetLife, Inc. 6.375%	46,046,000
685,000		XL Capital, Ltd. 7.000%	18,769,000

			268,356,042

		Health Care (1.8%)
639,000		Schering-Plough Corp. 6.000%	46,091,070

		Materials (1.5%)
200,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	21,708,000
2,000	CHF	Givaudan SA 5.375%	16,969,137

			38,677,137

		TOTAL CONVERTIBLE PREFERRED STOCKS
		(Cost $459,542,220)	494,588,238

COMMON STOCKS (66.9%)
		Consumer Discretionary (5.3%)
400,000		Carnival Corp.<>	19,556,000
300,000		CBS Corp.^	9,531,000
See accompanying Notes to Schedule of Investments.

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	13

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
SHARES			VALUE

340,000	SEK	Hennes & Mauritz, AB	$22,476,542
550,000		Home Depot, Inc.^	20,828,500
51,950		Idearc, Inc.^	1,805,262
375,000		Mattel, Inc.	10,612,500
375,000		Tupperware Corp.^	10,545,000
450,000		V.F. Corp.^	39,514,500

			134,869,304

		Consumer Staples (9.6%)
320,000		Altria Group, Inc.	22,054,400
350,000		Anheuser-Busch Companies, Inc.	17,216,500
1,300,000		Coca-Cola Company	67,847,000
425,000		H. J. Heinz Company	20,021,750
471,447		Kraft Foods, Inc.^	15,779,331
410,000		Procter & Gamble Company	26,367,100
840,000		Reynolds American, Inc.^	53,978,400
185,000		Universal Corp.^	11,595,800
450,000	AUD	Woolworths, Ltd.	10,539,594

			245,399,875

		Energy (6.1%)
775,000		Chevron Corp.	60,287,250
550,000		ConocoPhillips	38,142,500
250,000		Marathon Oil Corp.	25,387,500
295,000		PetroChina Company, Ltd.	33,081,300

			156,898,550

		Financials (12.7%)
500,000		Bank of America Corp.	25,450,000
1,372,000		Citigroup, Inc.	73,566,640
250,000		Federal Home Loan Mortgage Corp.^	16,195,000
777,000		Federal National Mortgage Association<>	45,780,840
600,000		JPMorgan Chase & Company	31,260,000
158,074		Lincoln National Corp.^	11,246,965
500,000		U.S. Bancorp^	17,175,000
360,000		Wachovia Corp.^	19,994,400
2,000,000		Washington Mutual, Inc.	83,960,000

			324,628,845

		Health Care (12.8%)
525,000		Abbott Laboratories	29,725,500
300,000		Eli Lilly and Company	17,739,000
1,600,000		Johnson & Johnson	102,752,000
1,755,000		Merck & Company, Inc.	90,277,200
3,300,000		Pfizer, Inc.	87,318,000

			327,811,700

		Industrials (4.1%)
1,175,000		General Electric Company	43,310,500
450,000		Masco Corp.^	12,244,500
350,000		R.R. Donnelley & Sons Company	14,070,000
435,000		Raytheon Company	23,289,900

375,000		Tyco International, Ltd.^	12,236,250

			105,151,150

		Information Technology (7.2%)
450,000		Cisco Systems, Inc.#	12,033,000
615,000		Electronic Data Systems Corp.	17,982,600
850,000		Hewlett-Packard Company	35,819,000
570,000		Infosys Technologies, Ltd.	29,839,500
1,382,000		Intel Corp.<>	29,713,000
1,225,000		Microsoft Corp.	36,676,500
500,000		Nokia Corp.	12,625,000
600,000		Oracle Corp.#	11,280,000

			185,968,600

		Telecommunication Services (9.1%)
4,044,875		AT&T, Inc.	156,617,560
823,500	CAD	BCE Inc.	27,741,837
1,500,000	GBP	BT Group, PLC	9,435,622
1,039,000		Verizon Communications, Inc.^	39,669,020

			233,464,039

		TOTAL COMMON STOCKS
		(Cost $1,456,372,873)	1,714,192,063

NUMBER OF
CONTRACTS		VALUE

Put Options (0.2%)
	Financials (0.2%)
1,930	S & P 500 Index# Put, 12/22/07, Strike $1,350.00 (Cost $7,474,890)	3,908,250

PRINCIPAL
AMOUNT		VALUE

SHORT-TERM INVESTMENT (0.4%)
	Commercial Paper (0.4%)
$9,423,000	Citigroup, Inc. 5.250%, 05/01/07 (Cost $9,423,000)	9,423,000

NUMBER OF
SHARES		VALUE

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (15.2%)
390,508,604	Bank of New York Institutional Cash Reserve Fund current rate 5.378% (Cost $390,508,604)	390,508,604

	TOTAL INVESTMENTS (156.5%)
	(Cost $3,667,172,915)	4,008,581,362

See accompanying Notes to Schedule of Investments.

14	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-0.2%)
	Financials (-0.2%)
1,700	Carnival Corporation & Plc# Call, 10/20/07, Strike $47.50	$(697,000)
3,250	Federal National Mortgage Association# Call, 09/22/07, Strike $55.00	(2,096,250)
6,900	Intel Corp.# Call, 10/20/07, Strike $20.00	(1,711,200)

	TOTAL WRITTEN OPTIONS
	(Premium $2,673,638)	(4,504,450)

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-15.2%)		(390,508,604)

OTHER ASSETS, LESS LIABILITIES (1.1%)		28,914,435

PREFERRED SHARES AT LIQUIDATION VALUE INCLUDING DIVIDENDS PAYABLE (-42.2%)		(1,081,292,689)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$2,561,190,054

NOTES TO SCHEDULE OF INVESTMENTS
Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars.

*	144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At April 30, 2007, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $214,578,957 or 8.4% of net assets.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2007.

<>	Security position is held in a segregated account as collateral for written options aggregating a total market value of $42,295,300.

¥	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
SEK	Swedish Krona
See accompanying Notes to Financial Statements.

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	15

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

ASSETS
Investments, at value* (cost $3,667,172,915)	$4,008,581,362
Cash with custodian (interest bearing)	1,964,427
Restricted cash for open options (interest bearing)	150,000
Foreign currency (cost $459,101)	458,887
Receivable for investments sold	1,504,502
Accrued interest and dividends receivable	30,025,150
Unrealized appreciation on interest rate swaps	2,764,450
Prepaid expenses	91,454
Other assets	60,331

Total assets	4,045,600,563

LIABILITIES
Payables:
Cash collateral for securities on loan	390,508,604
Options written, at value (premium $2,673,638)	4,504,450
Investments purchased	3,518,767
Income distribution	1,066,442
Affiliates:
Investment advisory fees	2,955,418
Deferred compensation to Trustees	60,331
Financial accounting fees	33,505
Trustee fees and officer compensation	1,137
Accounts payable and accrued liabilities	469,166

Total liabilities	403,117,820

PREFERRED SHARES
$25,000 liquidation value per share applicable to 43,200 shares, including dividends payable	1,081,292,689

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,561,190,054

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized,154,514,000 shares issued and outstanding	$2,200,733,859
Undistributed net investment income (loss)	(37,174,310)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions and interest rate swaps	55,214,782
Net unrealized appreciation (depreciation) on investments, written options, foreign currency translations and interest rate swaps	342,415,723

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,561,190,054

Net asset value per common share based on 154,514,000 shares issued and outstanding	$16.58

*	Including securities on loan with a value of $376,404,623.
See accompanying Notes to Financial Statements.

16	Strategic Total Return Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Six Months Ended April 30, 2007 (unaudited)

INVESTMENT INCOME
Interest	$49,310,346
Dividends (net of foreign taxes withheld of $22,582)	37,470,593
Securities lending income	227,432

Total investment income	87,008,371

EXPENSES
Investment advisory fees	17,662,918
Auction agent and rating agency fees	1,374,177
Financial accounting fees	199,872
Printing and mailing fees	186,785
Audit and legal fees	95,500
Accounting fees	93,174
Custodian fees	86,016
Registration fees	67,369
Investor support services	57,946
Trustees’ fees and officer compensation	48,774
Transfer agent fees	16,146
Other	79,710

Total expenses	19,968,387
Less earnings credits	(53,388)

Net expenses	19,914,999

NET INVESTMENT INCOME (LOSS)	67,093,372

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	60,572,053
Foreign currency transactions	180,382
Interest rate swaps	2,297,678
Change in net unrealized appreciation/depreciation on:
Investments	125,218,921
Written options	(1,830,812)
Foreign currency translations	51,468
Interest rate swaps	(1,944,550)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,WRITTEN OPTIONS,FOREIGN CURRENCY AND INTEREST RATE SWAPS	184,545,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	251,638,512

DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(22,357,868)
Capital gains	(5,332,179)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$223,948,465

See accompanying Notes to Financial Statements.

Strategic Total Return Fund	17
Statement of Operations SEMIANNUAL REPORT

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2007	October 31,
	(unaudited)	2006

OPERATIONS
Net investment income (loss)	$67,093,372	$137,603,943
Net realized gain (loss) from investments, written options, foreign currency transactions and interest rate swaps	63,050,113	82,747,989
Change in net unrealized appreciation/depreciation on investments, written options, foreign currency translations and interest rate swaps	121,495,027	204,396,753
Distributions to preferred shareholders from:
Net investment income	(22,357,868)	(50,773,343)
Capital gains	(5,332,179)	—

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	223,948,465	373,975,342

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(81,058,049)	(118,970,833)
Capital gains	(9,332,646)	(58,720,277)

Net decrease in net assets from distributions to common shareholders	(90,390,695)	(177,691,110)

CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets from capital stock transactions	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	133,557,770	196,284,232

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	2,427,632,284	2,231,348,052

End of period	$2,561,190,054	$2,427,632,284

Undistributed net investment income (loss)	$(37,174,310)	$(851,765)
See accompanying Notes to Financial Statements.

18	Strategic Total Return Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements (unaudited)
NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests primarily in common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities.
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking a NOCP, at the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their valuation time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.

Strategic Total Return Fund	19
Notes to Financial Statements SEMIANNUAL REPORT

Notes to Financial Statements (unaudited)
Investment Transactions and Investment Income. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

20	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 — INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.
Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation “combined assets” means the total of the average daily managed net assets of Calamos Investment Trust and Calamos Advisors Trust and the average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets, and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Fund’s relative portion of combined assets.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Included in the statement of operations under the caption “Earnings Credits” is an expense offset of $53,388 arising from credits on cash balances maintained on deposit.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements (unaudited)
measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $60,331 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2007.
NOTE 3 — INVESTMENTS
Purchases and sales of investments, other than short-term investments for the six months ended April 30, 2007 were as follows:

Purchases	$744,422,403
Proceeds from sales	785,566,274
The following information is presented on a Federal income tax basis as of April 30, 2007. Differences between the cost basis under U.S. generally accepted accounting principles and Federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at April 30, 2007 was as follows:

Cost basis of investments	$3,678,005,257

Gross unrealized appreciation	398,535,986
Gross unrealized depreciation	(67,959,881)

Net unrealized appreciation (depreciation)	$330,576,105

NOTE 4 — INCOME TAXES
The tax character of distributions for the period ended April 30, 2007 will be determined at the end of the Fund’s current fiscal year.
Distributions during the fiscal year ended October 31, 2006 were characterized for Federal income tax purposes as follows:

Distributions paid from:

Ordinary income	$216,951,537
Long-term capital gains	15,065,115
As of October 31, 2006, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$6,370,479
Undistributed capital gains	17,788,433

Total undistributed earnings	24,158,912
Accumulated capital and other losses	—
Net unrealized gains/(losses)	203,671,995

Total accumulated earnings/(losses)	227,830,907
Other	(932,482)

Paid-in capital	2,200,733,859

Net assets applicable to common shareholders	$2,427,632,284

NOTE 5 — COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2007. Calamos Advisors owned 17,408 of the outstanding shares at April 30, 2007. Transactions in common shares were as follows:

	For the Six Months
	Ended April 30, 2007	For the Year Ended
	(unaudited)	October 31, 2006

Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—

Ending shares	154,514,000	154,514,000

22	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
NOTE 6 — FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2007.
NOTE 7 — SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks or money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 8 — WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in options transactions and in doing so achieve objectives similar to what it would achieve through the sale or purchase of individual securities. Transactions in options written during the six months ended April 30, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2006	—	$—-
Options written	11,850	2,673,638
Options closed	—	—-
Options expired	—	—-
Options exercised	—	—

Options outstanding at April 30, 2007	11,850	$2,673,638

NOTE 9 — PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 43,200 Preferred Shares outstanding consist of seven series, 7,040 shares of M, 7,040 shares of TU, 7,040 shares of W, 7,040 shares of TH, 7,040 shares of F, 4,000 shares of A, and 4,000 shares of B. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements (unaudited)
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.70% to 5.32% for the six months ended April 30, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class, except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote separately or alone.
NOTE 10 — INTEREST RATE TRANSACTIONS
The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.
Amounts paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
If the Fund is required to terminate any swap or cap early due to the Fund’s failure to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares.
Details of the interest rate swap agreements outstanding as of April 30, 2007 were as follows:

					Unrealized
	Termination	Notional	Fixed Rate	Floating Rate	Appreciation
Counterparty	Date	Amount (000)	(Fund Pays)	(Fund Receives)	(Depreciation)

Citibank NA	6/4/2007	$150,000,000	3.610%	1 month LIBOR	$426,080
Citibank NA	6/4/2009	200,000,000	4.340%	1 month LIBOR	2,338,370

					$2,764,450

NOTE 11 — SECURITIES LENDING
For the six months ended April 30, 2007, the Fund loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the income earned on the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not

24	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities. At April 30, 2007, the Fund had securities valued at $376,404,623 that were on loan to broker-dealers and banks and $390,508,604 in cash or cash equivalent collateral.

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	25

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended April 30, 2007 is unaudited. Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal years ended October 31, 2006 and 2005 and the period ended October 31, 2004.

	Six Months Ended			March 26, 2004*
	April 30,			through
	(Unaudited)	For the Year Ended October 31,		October 31,

	2007	2006	2005	2004
Net asset value, beginning of period	$15.71	$14.44	$14.23	$14.32 (a)
Income from investment operations:
Net investment income (loss)	0.43	0.89	0.93	0.51
Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	1.19	1.86	0.48	(0.09)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.14)	(0.33)	(0.21)	(0.06)
Capital gains (common share equivalent basis)	(0.03)	—	—	—

Total from investment operations	1.45	2.42	1.20	0.36

Less distributions to common shareholders from:
Net investment income	(0.52)	(0.77)	(0.71)	(0.37)
Capital gains	(0.06)	(0.38)	(0.28)	—
Capital charge resulting from issuance of common and preferred shares	—	—	—	(0.08)
Net asset value, end of period	$16.58	$15.71	$14.44	$14.23
Market value, end of period	$15.47	$14.91	$13.71	$13.34
Total investment return based on(b):
Net asset value	9.62%	18.03%	8.95%	2.10%
Market value	7.77%	17.99%	10.35%	(8.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$2,561,190	$2,427,632	$2,231,348	$2,199,229
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$1,080,000	$1,080,000	$1,080,000	$1,080,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)(e)	1.62%	1.66%	1.67%	1.61%
Net investment income (loss)(c)(d)	5.45%	5.92%	6.25%	6.27%
Preferred share distributions(c)	1.82%	2.18%	1.40%	0.67%
Net investment income (loss), net of preferred share distributions(c)	3.63%	3.74%	4.85%	5.60%
Portfolio turnover rate	21%	48%	71%	11%
Average commission rate paid	$0.0330	$0.0342	$0.0381	$0.0197
Asset coverage per preferred share, at end of period(f)	$84,317	$81,216	$76,667	$75,916

*	Commencement of operations.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Net of custody credits which are less than 0.01% for the six months ended April 30, 2007 and the year ended October 31, 2006.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

26	Strategic Total Return Fund SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Strategic Total Return Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2007, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2006 and the financial highlights for each of the two years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004; and in our report dated December 19, 2006, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Chicago, Illinois
June 21, 2007

Strategic Total Return Fund Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT	27

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About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred stock and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Strategic Total Return Fund About Closed-End Funds SEMIANNUAL REPORT	29

Leverage
Using Leverage to Enhance Total Return
Closed-end funds can use leverage which utilizes borrowed money in an attempt to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.
Highlights on Leverage
•	Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

•	In a rising-rate environment, the cost of leverage typically increases. To protect against increases, the investment team has locked in the cost of leverage for a longer term. In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.

•	This portfolio does not have notable sensitivity to rising interest rates. Much of the cost of leverage has been locked in, and the portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.
Managing the Interest Rate Risk of Leverage
In general, leverage can expose a closed-end fund to the risk of fluctuations in short-term interest rates. As we discussed in the Investment Team Interview, Calamos Advisors has taken steps to mitigate some of this risk to our shareholders. Specifically, we hedged the Fund’s preferred shares (used these shares as principal) to enter into interest rate swap agreements. In its simplest form, an interest rate swap involves two parties agreeing to exchange or “swap” one set of cash flows for another set. In essence, the agreement allows a party that desires to avoid a variable rate (the Fund) to pay a fixed rate to a party that desires variability.
Under these agreements, the Fund pays a potentially higher rate for borrowing initially, but that rate is fixed for a period of three to five years, thereby potentially reducing the interest costs that the Fund would otherwise pay over the period based on a floating or variable rate.

30	Strategic Total Return Fund SEMIANNUAL REPORT Leverage

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/csq.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Strategic Total Return Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan SEMIANNUAL REPORT	31

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

32	Strategic Total Return Fund SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Four Distinct Closed-End Funds

Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/07	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Strategic Total Return Fund	33
Calamos Closed-End Funds SEMIANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2006 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.
The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.
FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE 800.823.7386 TO OBTAIN INFORMATION 800.582.6959 VISIT OUR WEB SITE www.calamos.com INVESTMENT ADVISER Calamos Advisors LLC 2020 Calamos Court
Naperville, Il 60563-2787 FUND ACCOUNTING AGENT State Street Bank and Trust Company 225 Franklin Street Boston, MA 02111 CUSTODIAN AND TRANSFER AGENT The Bank of New York P.O. Box 11258 Church Street Station New York, NY 10286 800.524.4458 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP Chicago, IL LEGAL COUNSEL Bell, Boyd & Lloyd LLP Chicago, IL
2020 Calamos Court Naperville, IL 60563-2787 800.582.6959 www.calamos.com
© 2007 Calamos Holdings LLC. All Rights Reserved. Calamos ®, Calamos Investments ®, Investment strategies for your serious money TM and the Calamos ® logo are registered trademarks of Calamos Holdings LLC.
CSQSAN 1946 2007

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(c) Total
			Number of	(d) Maximum
	(a)		Shares (or	Number (or
	Total	(b)	Units)	Approximate
	Number	Average	Purchased as	Dollar Value) of
	of	Price	Part of	Shares (or Units)
	Shares	Paid per	Publicly	that May Yet Be
	(or	Share	Announced	Purchased Under
	Units)	(or	Plans or	the Plans or
Period	Purchased	Unit)	Programs	Programs
November 1 to November 30	N/A	N/A	N/A	N/A
December 1 to December 31	N/A	N/A	N/A	N/A
January 1 to January 31	N/A	N/A	N/A	N/A
February 1 to February 28	N/A	N/A	N/A	N/A
March 1 to March 31	N/A	N/A	N/A	N/A
April 1 to April 30	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (2) (i) Certification of Principal Executive Officer.
(a) (2) (ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2007

By:	/s/ Patrick H. Dudasik
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: June 25, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2007

By:	/s/ Patrick H. Dudasik
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: June 25, 2007